SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          _____________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          _____________________________

       Date of Report (Date of earliest event reported): January 23, 2003

                         Quest Diagnostics Incorporated
             (Exact name of Registrant as specified in its charter)

          Delaware                       1-12215                16-1387862
(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     of incorporation)                                    Identification Number)
                          _____________________________

                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
                  (Address of principal executive offices and
                     telephone number, including area code)
                          _____________________________



Item 5.     Other Events and Regulation FD Disclosure.

On January 23, 2003, Quest Diagnostics Incorporated issued a press release with respect to results for the quarter and year ended December 31, 2002.

                                    Signature


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2003

                                            QUEST DIAGNOSTICS INCORPORATED

                                            By:   s/Leo C. Farrenkopf, Jr.
                                                  ------------------------------
                                            Name:   Leo C. Farrenkopf, Jr.
                                            Title:  Vice President and Secretary



Exhibit Index

Exhibit 99.1  Press release of the Company issued on January 23, 2003.